UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2011

EXOPACK HOLDING CORP.

(Exact name of registrant specified in its charter)

Delaware	333-136559	76-0678893
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3070 Southport Road, Spartanburg, SC		29302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code: (864) 596-7140

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 24, 2011, Exopack Holding Corp. (the “Company”) entered into a second supplemental indenture (the “Supplemental Indenture”), by and among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., successor to The Bank of New York Mellon (formerly known as The Bank of New York), as trustee, to the indenture (the “Indenture”) governing the Company’s 11 1/4% Senior Notes due 2014 (the “Notes”).

The Supplemental Indenture was entered into in connection with the Company’s previously announced cash tender offer to purchase any and all of the Notes and a concurrent solicitation of consents from the holders of the Notes to amend the Indenture (the “Tender Offer”). The Supplemental Indenture eliminates substantially all of the restrictive covenants, certain affirmative covenants, certain events of default, certain conditions to legal defeasance or covenant defeasance and substantially all of the restrictions on the ability of the Company to merge, consolidate or sell all or substantially all of its properties or assets contained in the Indenture and the Notes. The Supplemental Indenture became operative on May 31, 2011, when the Company accepted for payment the tendered Notes pursuant to the terms of the Tender Offer.

The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 above is incorporated by reference into this Item 3.03.

Item 8.01. Other Events.

In two separate press releases issued on May 25, 2011, the Company announced the early results of the Tender Offer and the pricing of the Company’s offering of $235.0 million aggregate principal amount of 10% Senior Notes due 2018. Copies of the press releases are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

4.1	Second Supplemental Indenture, dated as of May 24, 2011, by and among Exopack Holding Corp., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.

99.1	Press Release issued by Exopack Holding Corp. on May 25, 2011.

99.2	Press Release issued by Exopack Holding Corp. on May 25, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXOPACK HOLDING CORP.

Date: May 31, 2011	By:	/s/ Jack Knott
	Name:	Jack Knott
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of May 24, 2011, by and among Exopack Holding Corp., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.

99.1	Press Release issued by Exopack Holding Corp. on May 25, 2011.

99.2	Press Release issued by Exopack Holding Corp. on May 25, 2011.